REMUNERATION REVIEW


                                For: Hal Linstrom


                          Date effective: 1 August 1999



Base Salary                      $90,000   p.a.

Car Allowance                    $18,000

                             -----------
Fixed Portion                   $108,000

Variable Pay                     $35,000   50 % on BKI group achievement of NPAT budget
              (paid 1/41y)                 50 % on divisional achievement of NPAT budget
                             -----------
Sub Total                       $143,000   (distribution services group and distribution operations)

OTE Bonus                        $10,000   Paid only if BKI group annual NPAT budget achieved
                                                                            ($2m CAD to 31/3/2000)
                             -----------
TOTAL                           $153,000   p.a.
                             ===========


In addition an "over-achieve" bonus is available if the Group Net Profit After Tax exceeds $3m CAD. 15% of the excess profits above the budgeted level will be allocated to the executive team in proportion to the respective fixed portions of each person's package.

Next review proposed to be effective 1 August 2000.





Accepted: /s/ J.H. Linstrom
         ------------------------


Date: 29/10/99
     ----------------------------